Loss per share	12 Months Ended
Mar. 31, 2014
Accounting Policies [Abstract]
Loss per share
18	Loss per share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of shares of common stock outstanding. Diluted earnings per share is computed in a manner consistent with that of basic earnings per share while giving effect to all potentially dilutive shares of common stock that were outstanding during the period, including stock options.

The diluted net loss per share is the same as the basic net loss per share for the years ended March 31, 2012, 2013 and 2014, as all potential ordinary shares (452,500 shares on March 31, 2012, 110,000 shares on March 31, 2013 and 70,000 shares on March 31, 2014) from the exercise of stock options are anti-dilutive and are therefore excluded from the computation of diluted net loss per share.